                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

----------------------------------------------

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           VERMONT PURE HOLDINGS, LTD.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:_____
      (2)  Aggregate number of securities to which transaction applies:_____
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____
      (4)  Proposed maximum aggregate value of transaction:_____
      (5)  Total fee paid:_____

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:_____
      (2)  Form, Schedule or Registration Statement no.:_____
      (3)  Filing Party:_____
      (4)  Date Filed: _____

--------------------------------------------------------------------------------

                           VERMONT PURE HOLDINGS, LTD.
                       ROUTE 66, CATAMOUNT INDUSTRIAL PARK
                             RANDOLPH, VERMONT 05060


                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 2, 1998


                             -----------------------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vermont Pure Holdings, Ltd. ("Company") will be held at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403 on Thursday, April 2, 1998 at 1:30 P.M. local time, for the following purposes:

        1. To elect seven directors to hold office until the Annual Meeting of Stockholders in 1999 and until their respective successors have been duly elected and qualified;

        2.    To approve the 1998 Incentive and Non-Statutory Stock Option Plan;
              and

        3. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

        The record date for the Annual Meeting is February 13, 1998. Only stockholders of record at the close of business on February 13, 1998 will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

        YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                        By Order of the Board of Directors



                                        Robert C. Getchell
                                        Secretary

Randolph, Vermont
March 2, 1998

                           VERMONT PURE HOLDINGS, LTD.

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                               GENERAL INFORMATION

      This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors ("Board") of Vermont Pure Holdings, Ltd. ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held on Thursday, April 2, 1998, and any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

      The Company's executive offices are located at Route 66, Catamount Industrial Park, Randolph, Vermont 05060. The Company's telephone number is 802-728-3600. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about March 2, 1998.

RECORD DATE AND OUTSTANDING SHARES

      The Board has fixed the close of business on February 13, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of the record date, the Company had issued and outstanding 10,279,540 shares of Common Stock, par value $.001 ("Common Stock") comprising all of the Company's issued and outstanding voting stock. Each stockholder of the Company will be entitled to one vote for each share of Common Stock.

SOLICITATION AND REVOCATION

      Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under "Election of Directors," "FOR" approval of the 1998 Incentive and Non-Statutory Stock Option Plan and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments thereof. In the event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

      The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

VOTING

      If a quorum is present at the Meeting, the persons nominated for election as directors will be elected by a plurality of the shares of Common Stock voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes cast "FOR" will be elected as the directors of the Company for the ensuing year. If a quorum is present at the Meeting, the vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is necessary to approve the 1998 Incentive and Non-Statutory Stock Option Plan.

                      PROPOSAL 1 --- ELECTION OF DIRECTORS

        The current directors of the Company, all of whom are listed in the table below, have been designated by the Board as candidates for re-election as directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted "FOR" the election of these candidates. In case any of these nominees become available for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information concerning each director of the Company continuing in office, each nominee for election as director and each executive officer of the Company:

NAME                           AGE       POSITION
----                           ---       --------

Frank G. McDougall, Jr.        47        Chairman of the Board
Timothy G. Fallon              44        Chief Executive Officer, President and
                                         Director
Robert C. Getchell             49        Director and Secretary

NAME                           AGE       POSITION
----                           ---       --------

David R. Preston               57        Director
Norman E. Rickard              61        Director
Beat Schlagenhauf              46        Director
Richard Worth                  48        Director
Bruce S. MacDonald             39        Vice President of Finance, Chief
                                         Financial Officer and Treasurer

      The business experience during at least the last five years of each of the directors and the executive officers of the Company is as follows:

      Frank G. McDougall, Jr. has been the Chairman of the Board since June 1994. From January 1995 to December 1997, Mr. McDougall was a part-time employee of the Company. From December 1993 until January 1995 and since January 1998, Mr. McDougall has acted as a consultant to the Company in the areas of management and government relations and regulation through Frank McDougall & Associates, a company he founded in October 1993. Since March 1996, Mr. McDougall has been the Director of Corporate and Government Relations for the Dartmouth Hitchcock Medical Center and the Lahey Hitchcock Clinic. From July 1990 to October 1993, Mr. McDougall was the Secretary of the Agency of Development and Community Affairs of the State of Vermont. In March 1997, Mr. McDougall was appointed to the Vermont Board of Education.

      Timothy G. Fallon has been the Chief Executive Officer and President and a director of the Company since November 1994. From January 1992 to November 1994, Mr. Fallon was the Senior Vice President, Sales and Marketing for Cadbury Beverages, Inc. From October 1989 to December 1991, Mr. Fallon was Vice President of Sales for Canada Dry USA, a division of Cadbury Beverages, Inc. From July 1984 to September 1989, Mr. Fallon served as Vice President - Sales and Marketing for Pepsi Cola Bottling Company New York City, Inc.

      Robert C. Getchell has been a director of the Company since December 1994. On December 6, 1995, Mr. Getchell was appointed the Secretary of the Company. Mr. Getchell has been a principal of Getchell Professional Association, a firm of certified public accountants in Quechee, Vermont, for more than the past five years. In June 1996, Mr. Getchell was named the Chairman of the Vermont Economic Development Authority and also serves on the board of the Vermont State Colleges.

      David R. Preston has been a director of the Company since October 1995. Mr. Preston has been a consultant and adjunct professor of Suffolk University in Boston, Massachusetts since September 1994. From 1990 to July 1995, Mr. Preston was a division president at Kayser-Roth Corporation, a sock and hosiery manufacturer, located in Greensboro, North Carolina. Since September 1996, he has been a Senior Associate with Renaissance Management Group LLC, a management consulting firm. Mr. Preston is a retired division president and corporate officer of the Gillette Company.

      Norman E. Rickard has been a director of the Company since May 1995. Mr. Rickard has been the President of Xerox Document Services Group of Xerox Corporation since 1997. Mr. Rickard has been employed by Xerox Corporation since 1967 in various capacities, including President of Xerox Business Services, Director of Business Effectiveness, Director of the Worldwide Strategic

Manufacturing Project, Director of Staff Operations and Vice President of Quality. He is also a director of American Direct of Windsor, Connecticut and Fastcast of Louisville, Kentucky.

      Beat Schlagenhauf has been a director of the Company since July 1993. Mr. Schlagenhauf has been a principal of Schlagenhauf & Partners, a portfolio management company in Zurich, Switzerland, for more than the past five years.

      Richard Worth has been a director of the Company since June 1994. Since 1997, Mr. Worth has been the Chairman and Chief Executive Officer of Cool Fruits, Inc. From 1994 to 1997, Mr. Worth was the Chairman and Chief Executive Officer of The Delicious/Frookie Co., a manufacturer and marketer of cookies and snack products. From 1986 to 1994, Mr. Worth was the Chairman and Chief Executive Officer of R.W. Frookies, Inc., a manufacturer and marketer of cookies and snack products. From 1978 to 1985, Mr. Worth owned and operated Sorrell Ridge, Inc., a manufacturer and marketer of jams.

      Bruce S. MacDonald has been Vice President of Finance, Chief Financial Officer and Treasurer of the Company since May 1993. From 1987 to May 1993, Mr. MacDonald was Controller of Cabot Cooperative Creamery Incorporated.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      During the fiscal year ended October 25, 1997, the Board of Directors of the Company met four times, and the Audit Committee and Compensation Committee, which are the only standing committees of the Board of Directors, met one and four times, respectively. No incumbent director attended fewer than 75% of the total number of meetings of the Board and Committees of the Board on which he served.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and ten percent stockholders are charged by the SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, the Company believes that with respect to the Company's fiscal year ended October 25, 1997, each of the directors and Mr. MacDonald may have failed to report a single transaction on Form 5, namely the grant of certain replacement options described below under "Report of the Board of Directors on the Repricing of Options." The Company believes that this error was inadvertent and did not give rise to any liability for short-swing profit recapture.

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

      The following tables show (1) the cash compensation paid by the Company, as well as certain other compensation paid or accrued, to the Chief Executive Officer and Chief Financial Officer of the Company for the fiscal years ended October 28, 1995, October 26, 1996 and October 25, 1997, (2) information reporting options granted to the Chief Executive Officer and the Chief Financial Officer during the fiscal year ended October 25,1997, and (3) information regarding the value of all options granted to the Chief Executive Officer and Chief Financial Officer at the end of the fiscal year ended October 25, 1997. The Company has no other executive officers.

-----------------------------------------------------------------------------------------------------------
                                         SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                        ANNUAL COMPENSATION        LONG TERM COMPENSATION
                                                      -----------------------------------------------------
                                           FISCAL                                                ALL OTHER
       NAME AND PRINCIPAL POSITION          YEAR       SALARY        BONUS       OPTIONS/      COMPENSATION
                                                         ($)          ($)       (# SHARES)          ($)
-----------------------------------------------------------------------------------------------------------
Timothy G. Fallon(1)                        1997      $184,000     $150,000       690,000         $ 5,278
Chief Executive Officer and                 1996      $172,000     $ 50,000        30,000         $14,400
President                                   1995      $172,000     $ 75,000       400,000         $14,400
-----------------------------------------------------------------------------------------------------------
Bruce S. MacDonald(2)                       1997      $ 75,000     $ 30,000       101,000         $ 4,204
Vice President of Finance, Chief            1996      $ 72,000        -0-          10,000         $ 1,976
Financial Officer and Treasurer             1995      $ 58,000     $  7,500        25,000           -0-
===========================================================================================================

(1) The amount under "Options" includes 440,000 options with an exercise price per share of $2.50 issued in replacement for 400,000 options with an exercise price of $2.25 per share, a net increase of 40,000 options, as described under "Report of the Board of Directors on the Repricing of Options", and 250,000 newly granted options with an exercise price per share of $2.50. The amount under "All Other Compensation" represents a car allowance and life and disability insurance expenses.

(2) The amount under "Options" includes 51,000 options with an exercise price per share issued of $2.50 issued in replacement for 45,000 options with a weighted average exercise price of $2.58 per share, a net increase of 6,000 options, as described under "Report of the Board of Directors on the Repricing of Options", and 50,000 newly granted options with an exercise price per share of $2.50. The amount under "All Other Compensation" represents car and disability insurance allowances.

         The Company cannot determine, without unreasonable effort or expense, the specific amount of certain personal benefits afforded to its employees, or the extent to which benefits are personal rather than business. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to the individuals named in the preceding table, the lesser of $50,000 or 10% of the compensation reported in the preceding table for such individuals, and that such information set forth in the preceding table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

----------------------------------------------------------------------------------------------------------------------------
                                          OPTIONS/SHARES GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------
                                                                                              POTENTIAL REALIZABLE VALUE AT
                                                                                              ASSUMED ANNUAL RATES OF STOCK
                                                                                              PRICE APPRECIATION FOR OPTION
                             INDIVIDUAL GRANTS                                                          TERM(1)
                       -----------------------------------------------------------------------------------------------------
                                         % OF TOTAL
                                       OPTIONS/SHARES                MARKET
                                         GRANTED TO     EXERCISE    PRICE ON
                       OPTIONS/SHARES   EMPLOYEES IN     PRICE       DATE OF   EXPIRATION
NAME                     GRANTED (#)   FISCAL YEAR(4)  ($/SHARE)    GRANT ($)     DATE       0% ($)     5% ($)      10% ($)
----------------------------------------------------------------------------------------------------------------------------
Timothy G. Fallon        690,000(2)          66%         $2.50        $2.50      12/1/04       -0-     $857,620   $2,086,073
Chief Executive                                                                    and
Officer and President                                                            9/12/07
----------------------------------------------------------------------------------------------------------------------------
Bruce S. MacDonald,      101,000(3)          10%         $2.50        $2.50      6/15/04,      -0-     $135,199   $  336,091
Vice President of                                                                12/6/05
Finance, Chief                                                                     and
Financial Officer and                                                            9/12/07
Treasurer
============================================================================================================================

(1) Based on the difference between the aggregate market price on the date of grant and the aggregate exercise prices of the options granted. The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration using the 5% and 10% appreciation rates established in regulations of the SEC, compounded annually. The potential realizable value is not intended to predict future appreciation of the price of the Company's Common Stock. The values shown do not consider non-transferability, applicable vesting periods or earlier termination of the options upon termination of employment.

(2) Includes 440,000 options expiring in December 2004 with an exercise price per share of $2.50 issued in replacement for 400,000 options with an exercise price of $2.25 per share, a net increase of 40,000 options, as described under "Report of the Board of Directors on the Repricing of Options". Also includes 250,000 newly granted options expiring in September 2007 with an exercise price per share of $2.50.

(3) Includes 25,000 options expiring in June 2004 and 26,000 options expiring in December 2005 with an exercise price per share of $2.50 issued in replacement for an aggregate of 45,000 options with a weighted average exercise price of $2.58 per share, a net increase of 6,000 options, as described under "Report of the Board of Directors on the Repricing of Options". Also includes 50,000 newly granted options expiring in September 2007 with an exercise price per share of $2.50.

(4) The percentages shown reflect the gross number of options, including replacement options, granted.

--------------------------------------------------------------------------------------------------------------
                                       AGGREGATE YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------
                                       NUMBER OF UNEXERCISED OPTIONS         VALUE OF UNEXERCISED IN-THE-MONEY
                                           AT FISCAL YEAR-END (#)            OPTIONS AT FISCAL YEAR-END ($)(1)
                                      ------------------------------------------------------------------------
            NAME                      EXERCISABLE       UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------
Timothy G. Fallon                        340,000            380,000            $637,500           $712,500
Chief Executive Officer and
President
--------------------------------------------------------------------------------------------------------------
Bruce S. MacDonald, Vice                  35,250             75,750            $ 66,094           $142,031
President of Finance, Chief
Financial Officer and Treasurer
==============================================================================================================

(1) AS OF OCTOBER 25, 1997, THE MARKET VALUE OF A SHARE OF COMMON STOCK WAS $4.375.


EXECUTIVE PARTICIPATION IN COMPENSATION DECISIONS AND COMPENSATION COMMITTEE; AUDIT COMMITTEE

     Compensation decisions during the fiscal year ended October 25, 1997 were made by the Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee is empowered to make recommendations to the Board relating to the overall compensation arrangements for senior management of the Company and any compensation plans in which officers and directors of the Company are eligible to participate. The Compensation Committee is comprised of Messrs. McDougall, Preston and Getchell. No person serving on the Compensation Committee at any time during fiscal 1997 was an executive officer the Company or had any relationship required to be disclosed under Item 404 of Regulation S-B promulgated by the Securities and Exchange Commission. As disclosed elsewhere in this Proxy Statement, Mr. McDougall was a part-time employee of the Company through December 1997.

     The Company also has an Audit Committee, the member of which are Messrs. Getchell and Rickard. The Audit Committee, among other things, is empowered to recommend to the Board the engagement of the independent auditors and to review the scope and procedures of the activities of the independent auditors and the reports on their audits. The Audit Committee will meet periodically with the independent auditors and management to review their work and confirm that they are properly discharging their responsibilities.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     In October 1997, the Company executed an employment agreement with Timothy
G. Fallon which has an effective date of November 1, 1996 and expires November 1, 2001. Pursuant to the agreement, which replaced a prior agreement dated November 4, 1994, Mr. Fallon acts as the Chief Executive Officer and President of the Company. His annual base salary is $186,400, which is reviewed annually by the Board. The Company provides Mr. Fallon with an automobile and disability insurance allowance. In addition, Mr. Fallon is entitled to a relocation allowance of up to $15,000 for actual moving expenses in the event he relocates his personal residence before December 31, 1998 to a location reasonably acceptable to the Company. If his employment is terminated without cause (including a deemed termination by reason of a "Change of Control," as defined), Mr. Fallon is entitled to receive life and health insurance benefits together with severance payments equal to 1.5 times the annual base salary plus $175,000 payable over 18 months if such termination occurs in 1998, and 1.0 times his annual base salary plus $150,000 payable over 12 months if such termination occurs in fiscal years 1999 through 2001. In each case, Mr. Fallon will be subject to a period of non-competition equal to the greater of 12 months or the period during which severance is paid. No benefits are due if Mr. Fallon's employment is terminated for "cause," as defined.

     In addition to bonus payments disclosed above that were paid to him with respect to fiscal 1997, Mr. Fallon is entitled to incentive bonuses based upon the achievement of certain performance goals of the Company for fiscal years 1998 to 2001. For fiscal 1998 only, his incentive compensation will include a special award of $75,000 if the Company has $20,000,000 in sales, in addition to payments of $50,000 for meeting Board approved target sales and $50,000 for meeting Board approved target EBITDA (earnings before interest, taxes, depreciation and amortization), with greater or lesser payments (non-cumulative) for meeting sales targets and EBITDA targets within specified ranges. For fiscal years 1999, 2000 and 2001, his incentive compensation will include payments of $75,000 for meeting Board approved target sales and $75,000 for meeting Board approved target EBITDA, again with greater or lesser payments (non-cumulative) for achieving targets within specified ranges above or below budget.

     On and as of November 1, 1997, the Company entered into an employment agreement with Bruce S. MacDonald which expires November 1, 2001. Pursuant to the agreement, Mr. MacDonald acts as the Vice President of Finance, Chief Financial Officer and Treasurer of the Company. His annual base salary is $75,000, to be reviewed annually by the Board. The Company provides Mr. MacDonald with automobile and disability insurance allowances. If his employment is terminated without cause (including a deemed termination by reason of a "Change of Control," as defined), Mr. MacDonald is entitled to receive life and health insurance benefits together with severance payments equal to 1.5 times the annual base salary plus $50,000 payable over 18 months if such termination occurs in 1998, and 1.0 times his annual base salary plus $50,000 payable over 12 months if such termination occurs in fiscal years 1999 through 2001. In each case, Mr. MacDonald will be subject to a period of non-competition equal to the greater of 12 months or the period during which severance is paid. No benefits are due if Mr. MacDonald's employment is terminated for "cause," as defined.

     In addition to the bonus payments disclosed above that were paid to him with respect to fiscal 1997, Mr. MacDonald is entitled to incentive bonuses based upon the achievement of certain performance goals of the Company for fiscal years 1998 to 2001. Mr. MacDonald's incentive compensation for each of these years is $50,000 for meeting Board approved target EBITDA, with greater or lesser payments (non-cumulative) for meeting EBITDA targets within specified ranges.

     Effective December 31, 1997, the Company entered into a consulting agreement with Frank G. McDougall, Jr., a director of the Company, through Frank McDougall & Associates for a term of one year. Pursuant to that agreement, Mr. McDougall provides consulting services to the Company in the area of government relations and regulations. Mr. McDougall was paid an initial fee of $10,000 on December 31, 1997 and will receive $1,000 per month from the Company in exchange for providing consulting services. From January 1995 to December 1997, Mr. McDougall was a part-time employee of the Company.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive any fees for attending Board meetings. Directors who are not employees of the Company receive $5,000 each year, $2,500 payable on July 1 and $2,500 payable on January 1, provided the directors participate in 80% or more of the meetings of the Board for the six months prior to the July 1 and January 1 payment dates, and $500 for each meeting of the Board attended.

REPORT OF THE BOARD OF DIRECTORS ON THE REPRICING OF OPTIONS

     On September 12, 1997, the Board of Directors voted to grant to certain officers, directors and employees of the Company new replacement options ("New Options") to purchase shares of the Company's Common Stock, at an exercise price of $2.50 per share, the fair market value at the date of grant, in exchange for the surrender of one or more existing options ("Old Options") held by such persons. The purpose of the transaction was to ensure that a significant number of five-year options expiring in 1999 and 2000 were effectively extended for five years, in order to reduce the likelihood that a significant number of option holders might decide to exercise their options in the relatively near term, which might distort the market for the Common Stock if the number of shares being traded on a daily or weekly basis continues to be relatively low. Eligible option holders were those officers, directors and employees of the Company holding stock options expiring on or before December 31, 2000, and only options expiring on or before that date were eligible.

     For Old Options with an exercise price equal to or greater than $2.50 per share, the number of shares covered by the New Option was the same as the number of shares covered by the Old Option. For Old Options with an exercise price below $2.50 per share, the number of shares covered by the New Option was proportionately increased to reflect the proportionate change in the option exercise price. Vesting schedules were retained, as was the tax treatment of the New Options to the extent possible.

     Executive officers and directors received New Options (replacement options) as follows. All New Options have an exercise price per share of $2.50 and expire five years later than the corresponding Old Options.

     Mr. Fallon surrendered 400,000 Old Options with an exercise price of $2.25 per share expiring December 1, 1999 for 440,000 New Options.

     Mr. MacDonald surrendered 25,000 Old Options with an exercise price of $3.25 per share expiring June 15, 1999 for 25,000 New Options, and surrendered 20,000 Old Options with an exercise price of $1.75 per share expiring December 6, 2000 for 26,000 New Options.

     Mr. McDougall surrendered 70,000 Old Options with an exercise price of $2.25 per share expiring September 1, 1999 (in the case of 30,000 Old Options) and January 13, 2000 (in the case of 40,000 Old Options) for 77,000 New Options.

     Mr. Preston surrendered 20,000 Old Options with an exercise price of $1.75 per share expiring December 6, 2000 for 26,000 New Options.

     Each of Messrs. Getchell, Rickard, Schlagenhauf and Worth surrendered 20,000 Old Options with an exercise price of $2.25 per share, expiring January 13, 2000, May 12, 2000, September 1, 1999 and September 1, 1999, respectively, for 22,000 New Options.

     The Board of Directors considers these actions to be appropriate because the net number of options issued was only 67,000, and the replacement options were issued at an exercise price that was at fair market value and, in nearly every case, in excess of the exercise price of the surrendered options. The Board also believes that the effect of this action will minimize the likelihood of market disruption in the relatively short term.

                                           BOARD OF DIRECTORS
                                           Frank G. McDougall
                                           Timothy G. Fallon
                                           Robert C. Getchell
                                           David R. Preston
                                           Norman E. Rickard
                                           Beat Schlagenhauf
                                           Richard Worth

      PROPOSAL 2 --- APPROVAL OF THE 1998 INCENTIVE AND NON-STATUTORY STOCK
                                  OPTION PLAN

     The proposed 1998 Incentive and Non-Statutory Stock Option Plan (the "1998 Plan") provides for the issuance of up to 500,000 shares of Common Stock pursuant to the exercise of options granted or to be granted under the Plan. Under the Internal Revenue Code (the "Code"), stockholder approval is necessary in order for stock options covering the shares issuable under the 1998 Plan to be eligible to qualify as incentive stock options under Section 422 of the Code. Approval will require the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the Proposal. The Board believes that approval of the 1998 Plan is desirable because options have been and will continue to be an important part of the Company's compensation system, and the number of options that remain available for grant under the Company's existing option plan is small.

     The full text of the 1998 Plan as adopted is attached as Appendix A. The following summary of some of its provisions is qualified in its entirety by reference to the text of the 1998 Plan.

     The 1998 Plan authorizes the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Code, and (ii) options that do not so qualify ("Non-Statutory Options"). Up to 500,000 shares of Common Stock (subject to adjustment upon certain changes in the capitalization of the Company) may be issued pursuant to options granted under the 1998 Plan.

     The 1998 Plan will be administered by the Board of Directors or, if the Board determines, by a committee of the Board such as the Compensation Committee (the "Committee"), the members of which are not at present officers or employees of the Company. The Board or the Committee, as the case may be, will select the individuals to whom options are granted and will determine the option exercise price, expiration date, vesting and other terms of each award, subject to the provisions of the 1998 Plan. Incentive Options may be granted under the 1998 Plan to employees, including officers and directors who are also employees. As of February 1998, approximately 150 employees were eligible to participate in the 1998 Plan. Non-Statutory Options may be granted under the 1998 Plan to employees, officers, consultants and other individuals providing services to the Company and directors, whether or not they are employees of the Company.

     No option granted under the 1998 Plan may extend for more than 10 years from the date of grant (five years in the case of an Incentive Option granted to an optionee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary ("greater-than-10%-stockholders"). The exercise price of Incentive Options granted under the 1998 Plan must be at least equal to the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of a greater-than-ten-percent-stockholder). Although the Company has no present plans to grant options at less than fair market value, Non-Statutory Options may have an exercise price that is less than, equal to, or greater than the fair market value of the Common Stock on the date of grant. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000.

     Payment of the exercise price of the shares subject to the option may be made with (i) cash or check for an amount equal to the option price for such shares, (ii) with the approval of the Company, in shares of Common Stock having a fair market value equal to the option price of such shares, plus cash in an amount equal to the excess, if any, of the option price over the fair market value of such shares of Common Stock.

     The grantee of a Non-Statutory Option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of such an option, the difference between the exercise price and the fair market value of the shares purchased under the option at the time of such purchase will be recognized by the option holder in the year of exercise as ordinary income, and the fair market value of the shares on the date of exercise will be the tax basis thereof for computing gain or loss on any subsequent sale. The Company may reduce its taxable income by an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Non-Statutory Option.

     Generally, the grantee of the Incentive Option recognizes no income for federal income tax purposes at the time of grant or exercise of the option. Rather, the holder ordinarily will recognize taxable income upon subsequent disposition of the shares purchased under the option. If no disposition of shares acquired upon exercise of an Incentive Option is made by the optionee within two years of the date of grant or within one year after exercise of the option, any gain realized by the optionee on the subsequent sale of such shares is treated, for federal income tax purposes, as mid-term capital gain if the shares were held for more than 18 months. The price paid for the shares purchased upon the exercise of the option will be the tax basis for computing any gain. If the shares are sold prior to the expiration of such periods (a "disqualifying disposition"), the difference between the lesser of the value of the stock at the date of exercise or the date of sale and the exercise price of the stock is treated as compensation taxable to the grantee as ordinary income and the excess gain, if any, is treated as capital gain (which will be mid-term capital gain if the shares were held for more than 12 months but not more than 18 months and long-term capital gain if the shares were held for more than 18 months). The amount by which the fair market value of shares at the time of exercise of the Incentive Option covering such shares exceeds the option price for such shares is a tax preference item and is included in "alternative minimum taxable income" for the purpose of computing the "alternative minimum tax." The Company does not withhold any tax in connection with the grant or exercise of an Incentive Option and, in the usual circumstances, the Company is not entitled to any tax deduction in connection with the grant or exercise of an Incentive Option.

     The Company believes that, under current federal tax law, options granted under the 1998 Plan will not, at the time of grant, have a readily ascertainable fair market value. Accordingly, under the applicable provisions of the Code, even if options do not qualify as Incentive Options, the grantee of such Non-Statutory Option would recognize no income for federal income tax purposes on the grant thereof. The 1998 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     Options are non-transferrable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee. Options generally may not be exercised after (i) termination of the optionee's employment by optionee for any reason or by the Company for cause,
(ii) 30 days after termination of the optionee's employment by the Company without cause and (iii) 180 days following the optionee's termination of employment with the Company by reason of death or the optionee's retirement by reason of age or disability.

     The Board may terminate the 1998 Plan at any time, and may, in general, amend the 1998 Plan at any time and from time to time. However, no amendment that would (i) increase the number of shares of Common Stock as to which options may be granted under the 1998 Plan (not including increases in the event of certain changes in the Company's capital structure) or (ii) materially change the provisions relating to eligibility to participate in the 1998 Plan is effective without the approval of the stockholders of the Company at an annual or special meeting held within 12 months of adoption of the amendment.

     The Company intends to file, as soon as practicable after stockholder approval of the 1998 Plan, a Registration Statement under the Securities Act of 1933 covering the shares of Common Stock issuable under the 1998 Plan. The Board of Directors has not determined what action it will take in the event the stockholders do not approve the 1998 Plan.

NEW PLAN BENEFITS

     As of the date of this Proxy Statement, no options had been granted under the 1998 Plan. Based on the closing price per share of the Company's Common Stock as reported on Nasdaq on February 17, 1998, the aggregate market value of the 500,000 shares issuable under the Plan was $2,562,500. The Company is unable to determine the dollar value and number of options which will be received by or allocated to (i) any of the executive officers, (ii) the current executive officers, as a group, (iii) the current directors who are not executive officers, as a group, (iv) each nominee for election as a director and (v) the employees who are not executive officers, as a group, under the 1998 Plan because options may be granted by the Board or the Committee on a discretionary basis.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The table and accompanying footnotes on the following pages set forth certain information as of February 12, 1998 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the

Company, (iii) the Company's Chief Executive Officer and Chief Financial Officer, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). The Company has no other executive officers. Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this table have been included in the following table.

                                                          AMOUNT AND NATURE                 PERCENTAGE OF
                                                            OF BENEFICIAL                OUTSTANDING SHARES
OWNER'S NAME AND ADDRESS                                      OWNERSHIP                         OWNED
------------------------                                  -----------------              ------------------

Frank G. McDougall, Jr.                                        77,000(1)                         .7%
Dartmouth Hitchcock Medical Center
One Medical Center Drive
Lebanon, NH 03756-0001

Timothy G. Fallon                                             452,000(2)                        4.2%
Route 66, Catamount Industrial Park

Randolph, VT 05060

Robert C. Getchell                                             47,000(3)                         .5%
74 Northeastern Blvd., Suite 11
Nashua, NH 03062

David R. Preston                                               44,000(3)                         .4%
67 Marlborough Street
Boston, MA 02116

Norman E. Rickard                                              44,000(3)                         .4%
Xerox Corporation
P.O. Box 1600
Stamford, CT 06904

Beat Schlagenhauf                                              42,000(1)                         .4%
Schlagenhauf & Partners, A.G.
Hofstrasse 62 B
8044 Zurich, Switzerland

Richard Worth                                                  49,500(3)                         .5%
Cool Fruits, Inc.
1497 Rail Head Boulevard, Suite 2
Naples, FL 34110-8444

M. Dolores Paoli                                              947,600(4)                        9.1%
41 Bermuda Road
Westport, CT 06880

Bruce S. MacDonald                                             41,750(1)                         .4%
Route 66, Catamount Industrial Park
Randolph, VT 05060

                                                          AMOUNT AND NATURE                 PERCENTAGE OF
                                                            OF BENEFICIAL                OUTSTANDING SHARES
OWNER'S NAME AND ADDRESS                                      OWNERSHIP                         OWNED
------------------------                                  -----------------              ------------------

All Officers and Directors                                    797,250(5)                        7.2%
as a group (8 individuals)

--------------------------


(1) Represents shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(2) Includes 450,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(3) Includes 42,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(4) Includes 687,500 shares own by Ms. Paoli directly, 135,100 shares owned by Condor Ventures, Inc., a business of which Ms. Paoli's husband is President, and 125,000 shares issuable pursuant to an outstanding stock option held by Condor Ventures. See "Certain Relationships and Related Transactions."

(5) Includes 778,750 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Condor Ventures, Inc. ("Condor"), which is an affiliate of Adnan A. Durrani, a former director of the Company, and his wife, M. Dolores Paoli, a former officer and currently a greater than 5% stockholder of the Company, was a consultant to the Company from January 1990 to December 1997, when the arrangement terminated. In October 1993, the Company entered into a consulting agreement under which Condor agreed to render consulting services, including services in connection with acquisitions by the Company, on a non-exclusive basis for a period of five years. During the term of the agreement, Condor was paid $100,000 annually plus an initial fee of $50,000. Condor also received an option to purchase up to 125,000 shares of Common Stock at an exercise price of $5.00 per share, which exercise price was reduced to $2.25 per share on May 12, 1995 by action of the Company's Board. This option is fully vested and is exercisable until October 2003. The Company has also granted Condor certain "piggyback" and demand registration rights for the Common Stock issuable upon exercise of the options. On December 12, 1997, the Company and Condor entered into a Termination Agreement pursuant to which the Company paid Condor $46,667 as a termination payment.

                             INDEPENDENT ACCOUNTANTS

         The Company has selected Feldman Radin & Co., P.C., of New York City, as its independent accountants for the year ending October 31, 1998. A representative of Feldman Radin & Co., P.C., is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the annual meeting to be held in 1999 with respect to the 1998 fiscal year must be received at the Company's offices by November 2, 1998 (and must comply with applicable SEC regulations) to be considered for inclusion in the proxy materials relating to that meeting.

                                 OTHER BUSINESS

         Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Annual Meeting or any date or dates to which an original or later adjournment of such meeting may be adjourned. As of the date of this Proxy Statement, the management does not know of any other matters to be presented at the meeting. If, however, other matters properly come before the meeting, whether on the original date provided in the Notice of Annual Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy will vote in accordance with their best judgment.

                                                By Order of Board of Directors

                                                Robert C. Getchell
                                                Secretary

Randolph, Vermont
March 2, 1998

                                                                      APPENDIX A
                                                                      ----------

                           VERMONT PURE HOLDINGS, LTD.

               1998 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

SECTION 1. PURPOSE

         This 1998 Incentive and Non-Statutory Stock Option Plan (the "Plan") is intended as a perfor mance incentive for officers and employees of Vermont Pure Holdings, Ltd., a Delaware corporation (the "Company"), or its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to or acting as directors of the Company or its Subsidiaries, to enable the persons to whom options are granted (an "Optionee" or "Optionees") to acquire or increase a proprietary interest in the Company and its success. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and other stock options ("Non-Statutory Options") under the Plan. The term "Subsidiaries" means any corporations in which stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation or corporations is owned directly or in directly by the Company.

SECTION 2. OPTIONS TO BE GRANTED AND ADMINISTRATION

         2.1 OPTIONS TO BE GRANTED. Options granted under the Plan may be either Incentive Options or Non-Statutory Options.

         2.2 ADMINISTRATION BY THE BOARD. This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee consisting of at least two members of the Board (the "Committee"). Except as specifically reserved to the Board under the terms of the Plan, the Board or the Committee, as the case may be, shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant, modify and amend options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board or the Committee, as the case may be, may establish; (vi) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; (vii) the power to make, in its sole discretion, changes to any outstanding option granted under the Plan, includ ing the power to reduce the exercise price, to accelerate the vesting schedule, or to extend the expiration date; and (viii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

         In addition, as to each option, the Board or the Committee, as the case may be, shall have full and final authority in its sole discretion: (i) to determine the number of shares subject to each option; (ii) to determine the time or times at which options will be granted; (iii) to determine the option price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5.1(c) hereof; (iv) to determine the time or times when each option shall become exercisable and the duration of the exercise period, which shall not exceed the limitations specified in Section 5.1(a).

         No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

         2.3 APPOINTMENT AND PROCEEDINGS OF COMMITTEE. If the Board establishes the Committee, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Com mittee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3. STOCK

         3.1 SHARES SUBJECT TO PLAN. The stock subject to the options granted under the Plan shall be shares of the Company's common stock, $.001 par value ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 500,000 shares of Common Stock. Such number of shares shall be subject to adjustment as provided in Section 7 hereof. Such shares may be treasury shares or authorized but unissued shares.

         3.2 LAPSED OR UNEXERCISED OPTIONS. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and shall again become available for the grant of other options under the Plan.

SECTION 4. ELIGIBILITY

         4.1 ELIGIBLE OPTIONEES. Incentive Options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or a Subsidiary. Non-Statutory Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board or the board of directors of any Subsidiary whether or not employees of the Company or such Subsidiary, and to consultants and other individuals providing services to the Company or its Subsidiaries.

         4.2 LIMITATIONS ON 10% STOCKHOLDERS. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder"), unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date on which it is granted.

         4.3 LIMITATION ON EXERCISABLE OPTIONS. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 424 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Non-Statutory Option.

SECTION 5. TERMS OF THE OPTION AGREEMENTS

         5.1 MANDATORY TERMS. Each option agreement shall contain such provisions as the Board or the Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

                  (a) EXPIRATION. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of an Incentive Option granted to a greater-than-10% stockholder).

                  (b) EXERCISE. Each option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Board or the Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercis able, but not later than the date the option expires.

                  (c) PURCHASE PRICE. The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share of the Common Stock as reported on a nationally recognized stock exchange or on the Nasdaq National or SmallCap Market, or, if the Common Stock price is not so reported, the fair market value as determined by the Board or the Committee. The price at which shares may be purchased pursuant to Non-Statutory Options shall be specified by the Board or the Committee at the time the option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date such Non-Statutory Option is granted, but shall not be less than the par value of shares of Common Stock.

                  (d) TRANSFERABILITY OF OPTIONS. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

                  (e) TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earliest to occur of:

                  (i)  the date of expiration thereof;

                  (ii) other than in the case of death of the Optionee or retirement in good standing of the Optionee for reasons of age or disability under the then established rules of the Company, immediately upon termination of the Optionee's employment with or services to the Company by the Optionee for any reason or by the Company for cause (as hereinafter defined); or

                  (iii) 30 days after the date of termination of the Optionee's employment with or services to the Company by the Company without cause; provided, however, that Non-Statutory Options granted to persons who are not employees of the Company need not, unless the Board or the Committee determines otherwise, be subject to the provisions set forth in clauses (ii) and (iii) hereof. Until the date on which the option so expires, the Optionee may exercise that portion of his option which is exercisable at the time of termination of such relationship.

         An employment relationship between the Company and the Optionee shall be deemed to exist during any period during which the Optionee is employed by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Board or the Committee at the time thereof.

         For purposes of this Section 5.1(e), the term "cause" shall mean (a) any material breach by the Optionee of any agreement to which the Optionee and the Company are both parties, (b) any act (other than retirement) or omission to act by the Optionee which may have a material and adverse effect on the Company's business or on the Optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (c) any material miscon duct or material neglect of duties by the Optionee in connection with the business or affairs of the Company or any Subsidiary or affiliate of the Company.

         In the event of the death of an Optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Optionee, his executor, administrator or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the Optionee was entitled to exercise such option as of the date of his death.

         If, before the date of expiration of the option, the Optionee shall be retired in good standing from the employ of the Company by reason of age or disability under the then established rules of the Company, the option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. Permanent and total disability shall be determined with reference to Section 22(e)(3) of the Code and the regulations issued thereunder. In the event of such retirement, the Optionee shall have the right prior to the termination of such option to exercise the option to the extent the Optionee was entitled to exercise such option immediately prior to such retirement.

                  (f) RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised with respect to such shares pursuant to the terms thereof, and (ii) the Company shall have issued and delivered a certificate representing such shares. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

         5.2 CERTAIN OPTIONAL TERMS. The Board or the Committee may in its discretion provide, upon the grant of any option hereunder, that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board or the Committee at the time the option for the shares subject to repurchase was granted. The Board or the Com mittee may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an option granted hereunder. In the event the Board or the Committee shall grant options subject to the Company's repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to the exercise of such option shall carry a legend satisfactory to counsel for the Company referring to such rights.

SECTION 6. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

         6.1 NOTICE OF EXERCISE. Any option granted under the Plan may be exercised by the Optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

         6.2 MEANS OF PAYMENT AND DELIVERY. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either (i) in cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or (ii) if authorized by the applicable option agreement, in shares of Common Stock of the Company having a fair market value equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in the manner specified in Section 5.1(c) hereof. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to Section 6.1.

SECTION 7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         7.1 NO EFFECT OF OPTIONS UPON CERTAIN CORPORATE TRANSACTIONS. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         7.2 STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then: (i) the number, class and per share price of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment; and (ii) the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

         7.3 DETERMINATION OF ADJUSTMENTS. Adjustments under this Section 7 shall be determined by the Board or the Committee and such determinations shall be conclusive. The Board or the Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No frac tional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

         7.4 NO ADJUSTMENT IN CERTAIN CASES. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

SECTION 8. EFFECT OF CERTAIN TRANSACTIONS

         8.1 MERGER WITHOUT CHANGE OF CONTROL. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations, in each case as a result of which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation receive or are entitled to receive consideration in the merger or consolidation and own after such merger or consolidation shares representing at least 50% of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive (subject to any required action by stockholders), instead of (or, as the case may be, in addition to) the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities or property to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the record holder of a number of shares of Common Stock equal to the number of shares as to which such option was exercisable.

         8.2 SALE OR MERGER WITH CHANGE OF CONTROL. If the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of the voting power of the Company, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets, while unexercised options remain outstanding under the Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be (each, a "Transac tion"), each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the Transaction; (ii) the Board or the Commit tee may accelerate the time for exercise of all unexercised and unexpired options to a date prior to the effective date of such Transaction, specified by the Board or the Committee; or (iii) all outstanding options may be canceled by the Board or the Committee as of the effective date of such Transaction, provided that notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Board or the Committee shall have accelerated the time for exercise of all of the unexercised and unexpired options, in full during the 30-day period preceding the effective date of such Transaction.

SECTION 9. AMENDMENT OR TERMINATION OF THE PLAN

         The Board may terminate the Plan at any time, and may amend the Plan at any time and from time to time, subject to the limitation that, except as provided in Sections 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock as to which options may be granted under the Plan; or (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan.

         Except as provided in Sections 7 and 8 hereof, rights and obligations under any option granted before termination or amendment of the Plan shall not be altered or impaired by such termination or amendment except with the consent of the Optionee.

SECTION 10. NON-EXCLUSIVITY OF THE PLAN; NON-UNIFORM DETERMINATIONS

         Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         The Board's or Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board or the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective option agreements, as to (i) the persons to receive options under the Plan, (ii) the terms and provisions of options, (iii) the exercise by the Board or the Committee of its discre tion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5.1(e) hereof.

SECTION 11. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW; WITHHOLDING TAXES

         The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. All shares sold under the Plan shall bear appropriate legends. The Company may, but shall in no event be obligated to, register or qualify any shares covered by options under applicable federal and state securities laws; and in the event that any shares are so registered or qualified the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

         Whenever under the Plan shares are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.

SECTION 12. "LOCKUP" AGREEMENT

         The Board or the Committee may in its discretion specify upon granting an option that the Optionee shall agree, for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, upon request of the Company or the underwriter or underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriter or underwriters, as the case may be.

SECTION 13. EFFECTIVE DATE AND DURATION OF PLAN

         The Plan shall become effective upon its adoption by the Board of Directors provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of the Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to
Section 9 hereof, whichever shall first occur.

                       VERMONT PURE HOLDINGS, LTD. - PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING TO BE HELD ON APRIL 2, 1998

         The undersigned Stockholder(s) of VERMONT PURE HOLDINGS, LTD., a Delaware corporation ("Company"), hereby appoints Frank G. McDougall, Jr. and Timothy G. Fallon, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares of stock held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 2, 1998 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given on the reverse and in the discretion of the proxies upon all other matters that may properly come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE FOLLOWING PROPOSALS.

         The undersigned hereby revokes all proxies, if any, hitherto given by him to others for said Meeting.


                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE.)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           VERMONT PURE HOLDINGS, LTD.

                                  APRIL 2, 1998

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

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  A [X] Please mark your
        votes as in this
        example

          FOR all nominees              WITHHOLD
          listed at right except      AUTHORITY to
          as marked to the       vote for all nominees                                                      FOR   AGAINST ABSTAIN
          contrary below            listed at right                             2. To approve the 1998      [ ]     [ ]     [ ]
                                                                                   Incentive and Non-
1. Election of                                      NOMINEES:                      Statutory Stock
   the following  [ ]                     [ ]         Frank G. McDougall, Jr.      Option Plan.
   Directors:                                         Timothy G. Fallon
                                                      Robert C. Getchell        3. In their discretion, the proxies are authorized
   INSTRUCTIONS:  To withhold authority to vote       David R. Preston             to vote upon such other business as may come
   for any individual nominee, write that             Norman E. Rickard            before the meeting or any adjournment thereof.
   nominee's name in the space below.                 Beat Schlagenhauf
                                                      Richard Worth             I PLAN ON ATTENDING THE ANNUAL MEETING      [ ]

   --------------------------------------------







   Signature __________________________________ Signature if held jointly __________________________________ Dated __________, 1998


   NOTE:    Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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